[Berry Moorman P.C. Letterhead]

Detroit Office

February 16, 1999

Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, MI 48076

Re:	Rule 24f-2 Notice for Advance Capital I, Inc.
        Class A Common Stock (Registration No. 33-13754)

Gentlemen:

We have acted as counsel for Advance Capital I, Inc., a Maryland corporation (the "Fund"), in connection with the registration of 605,019.612 shares of its Class A Common Stock under the Securities Act of 1933. During the Fund's fiscal year ended December 31, 1998 (the "Fiscal Year"), all of said shares were registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

In giving the opinion stated below, we have reviewed the Fund's Articles of Incorporation, its Bylaws, resolutions adopted by its Board of Directors and shareholders and such other legal and factual matters as we have deemed appropriate. At all times during the Fiscal Year, the Fund was authorized to issue a total of one billion shares of capital stock, par value $.001 per share, of which, at the close of the Fiscal Year, two hundred million shares were classified as Class A Common Stock, two hundred million shares were classified as Class B Common Stock, two hundred million shares were classified as Class C Common Stock, two hundred million shares were classified as Class D Common Stock, two hundred million shares were classified as Class E Common Stock and two hundred million shares were classified as Class F Common Stock. We have been informed by the Fund that at no time during the Fiscal Year did the number of issued and outstanding shares of the Fund's Class A Common Stock exceed the number of such shares that the Fund was then authorized to issue.

BERRY MOORMAN P.C.
February 16, 1999
Page 2


Based on the foregoing, we are of the opinion that the aforementioned shares of Class A Common Stock of the Fund registered pursuant to Rule 24f-2 during the Fiscal Year were, when issued for payment as described in the Fund's prospectus, legally issued, fully paid and non-assessable by the Fund.
Members of Berry Moorman P.C. and their spouses and families beneficially own shares in the Fund in the aggregate amount of less than 1% of its outstanding shares. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the Fund's Rule 24f-2 Notice.

Very truly yours,

BERRY MOORMAN P.C.

By: /s/Robert A. Hudson
-----------------------
Robert A. Hudson

RAH:sam

[Berry Moorman P.C. Letterhead]

Detroit Office

February 16, 1999

Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, MI 48076

Re:	Rule 24f-2 Notice for Advance Capital I, Inc.
        Class B Common Stock (Registration No. 33-13754)

Gentlemen:

We have acted as counsel for Advance Capital I, Inc., a Maryland corporation (the "Fund"), in connection with the registration of 38,513.775 shares of its Class B Common Stock under the Securities Act of 1933. During the Fund's fiscal year ended December 31, 1998 (the "Fiscal Year"), all of said shares were registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

In giving the opinion stated below, we have reviewed the Fund's Articles of Incorporation, its Bylaws, resolutions adopted by its Board of Directors and shareholders and such other legal and factual matters as we have deemed appropriate. At all times during the Fiscal Year, the Fund was authorized to issue a total of one billion shares of capital stock, par value $.001 per share, of which, at the close of the Fiscal Year, two hundred million shares were classified as Class A Common Stock, two hundred million shares were classified as Class B Common Stock, two hundred million shares were classified as Class C Common Stock, two hundred million shares were classified as Class D Common Stock, two hundred million shares were classified as Class E Common Stock and two hundred million shares were classified as Class F Common Stock. We have been informed by the Fund that at no time during the Fiscal Year did the number of issued and outstanding shares of the Fund's Class B Common Stock exceed the number of such shares that the Fund was then authorized to issue.

BERRY MOORMAN P.C.
February 16, 1999
Page 2

Based on the foregoing, we are of the opinion that the aforementioned shares of Class B Common Stock of the Fund registered pursuant to Rule 24f-2 during the Fiscal Year were, when issued for payment as described in the Fund's prospectus, legally issued, fully paid and non-assessable by the Fund. Members of Berry Moorman P.C. and their spouses and families beneficially own shares in the Fund in the aggregate amount of less than 1% of its outstanding shares. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the Fund's Rule 24f-2 Notice.

Very truly yours,

BERRY MOORMAN P.C.

By: /s/Robert A. Hudson
-----------------------
Robert A. Hudson

RAH:sam

[Berry Moorman P.C. Letterhead]

Detroit Office

February 16, 1999

Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, MI 48076

Re:	Rule 24f-2 Notice for Advance Capital I, Inc.
        Class C Common Stock (Registration No. 33-13754)

Gentlemen:

We have acted as counsel for Advance Capital I, Inc., a Maryland corporation (the "Fund"), in connection with the registration of 1,808,106.989 shares of its Class C Common Stock under the Securities Act of 1933. During the Fund's fiscal year ended December 31, 1998 (the "Fiscal Year"), all of said shares were registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

In giving the opinion stated below, we have reviewed the Fund's Articles of Incorporation, its Bylaws, resolutions adopted by its Board of Directors and shareholders and such other legal and factual matters as we have deemed appropriate. At all times during the Fiscal Year, the Fund was authorized to issue a total of one billion shares of capital stock, par value $.001 per share, of which, at the close of the Fiscal Year, two hundred million shares were classified as Class A Common Stock, two hundred million shares were classified as Class B Common Stock, two hundred million shares were classified as Class C Common Stock, two hundred million shares were classified as Class D Common Stock, two hundred million shares were classified as Class E Common Stock and two hundred million shares were classified as Class F Common Stock. We have been informed by the Fund that at no time during the Fiscal Year did the number of issued and outstanding shares of the Fund's Class C Common Stock exceed the number of such shares that the Fund was then authorized to issue.

BERRY MOORMAN P.C.
February 16, 1999
Page 2

Based on the foregoing, we are of the opinion that the aforementioned shares of Class C Common Stock of the Fund registered pursuant to Rule 24f-2 during the Fiscal Year were, when issued for payment as described in the Fund's prospectus, legally issued, fully paid and non-assessable by the Fund. Members of Berry Moorman P.C. and their spouses and families beneficially own shares in the Fund in the aggregate amount of less than 1% of its outstanding shares. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the Fund's Rule 24f-2 Notice.

Very truly yours,

BERRY MOORMAN P.C.

By: /s/Robert A. Hudson
-----------------------
Robert A. Hudson

RAH:sam

[Berry Moorman P.C. Letterhead]

Detroit Office

February 16, 1999

Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, MI 48076

Re:	Rule 24f-2 Notice for Advance Capital I, Inc.
        Class E Common Stock (Registration No. 33-13754)

Gentlemen:

We have acted as counsel for Advance Capital I, Inc., a Maryland corporation (the "Fund"), in connection with the registration of 4,109,109.764 shares of its Class E Common Stock under the Securities Act of 1933. During the Fund's fiscal year ended December 31, 1998 (the "Fiscal Year"), all of said shares were registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

In giving the opinion stated below, we have reviewed the Fund's Articles of Incorporation, its Bylaws, resolutions adopted by its Board of Directors and shareholders and such other legal and factual matters as we have deemed appropriate. At all times during the Fiscal Year, the Fund was authorized to issue a total of one billion shares of capital stock, par value $.001 per share, of which, at the close of the Fiscal Year, two hundred million shares were classified as Class A Common Stock, two hundred million shares were classified as Class B Common Stock, two hundred million shares were classified as Class C Common Stock, two hundred million shares were classified as Class D Common Stock, two hundred million shares were classified as Class E Common Stock and two hundred million shares were classified as Class F Common Stock. We have been informed by the Fund that at no time during the Fiscal Year did the number of issued and outstanding shares of the Fund's Class E Common Stock exceed the number of such shares that the Fund was then authorized to issue.

BERRY MOORMAN P.C.
February 16, 1999
Page 2

Based on the foregoing, we are of the opinion that the aforementioned shares of Class E Common Stock of the Fund registered pursuant to Rule 24f-2 during the Fiscal Year were, when issued for payment as described in the Fund's prospectus, legally issued, fully paid and non-assessable by the Fund. Members of Berry Moorman P.C. and their spouses and families beneficially own shares in the Fund in the aggregate amount of less than 1% of its outstanding shares. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the Fund's Rule 24f-2 Notice.

Very truly yours,

BERRY MOORMAN P.C.

By: /s/Robert A. Hudson
-----------------------
Robert A. Hudson

RAH:sam

[Berry Moorman P.C. Letterhead]

Detroit Office

February 16, 1999

Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, MI 48076

Re:	Rule 24f-2 Notice for Advance Capital I, Inc.
        Class F Common Stock (Registration No. 33-13754)

Gentlemen:

We have acted as counsel for Advance Capital I, Inc., a Maryland corporation (the "Fund"), in connection with the registration of 699,279.509 shares of its Class F Common Stock under the Securities Act of 1933. During the Fund's fiscal year ended December 31, 1998 (the "Fiscal Year"), all of said shares were registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

In giving the opinion stated below, we have reviewed the Fund's Articles of Incorporation, its Bylaws, resolutions adopted by its Board of Directors and shareholders and such other legal and factual matters as we have deemed appropriate. At all times during the Fiscal Year, the Fund was authorized to issue a total of one billion shares of capital stock, par value $.001 per share, of which, at the close of the Fiscal Year, two hundred million shares were classified as Class A Common Stock, two hundred million shares were classified as Class B Common Stock, two hundred million shares were classified as Class C Common Stock, two hundred million shares were classified as Class D Common Stock, two hundred million shares were classified as Class E Common Stock and two hundred million shares were classified as Class F Common Stock. We have been informed by the Fund that at no time during the Fiscal Year did the number of issued and outstanding shares of the Fund's Class F Common Stock exceed the number of such shares that the Fund was then authorized to issue.

BERRY MOORMAN P.C.
February 16, 1999
Page 2

Based on the foregoing, we are of the opinion that the aforementioned shares of Class F Common Stock of the Fund registered pursuant to Rule 24f-2 during the Fiscal Year were, when issued for payment as described in the Fund's prospectus, legally issued, fully paid and non-assessable by the Fund. Members of Berry Moorman P.C. and their spouses and families beneficially own shares in the Fund in the aggregate amount of less than 1% of its outstanding shares. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as part of the Fund's Rule 24f-2 Notice.

Very truly yours,

BERRY MOORMAN P.C.

By: /s/Robert A. Hudson
-----------------------
Robert A. Hudson

RAH:sam